Accrued Expenses and Other Current Liabilities	12 Months Ended
Dec. 31, 2014
Accrued Expenses and Other Current Liabilities

10. Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	December 31,
	2013	2014
Other taxes payable	$1,923,070	$1,303,688
Accrued employee payroll and welfare	3,402,678	2,919,888
Other payable	4,910,720	2,889,184
Accrued expenses	2,580,340	4,114,212
Advances from customers	290,952	597,614

	$13,107,760	$11,824,586

Other taxes payable mainly consist of value-added tax payable and sales taxes payable. The Group’s PRC subsidiaries are subject to value-added tax at a rate of 17% on product purchases and sales amount. Value-added tax payable on sales is computed net of value-added tax paid on purchases. The Group’s PRC subsidiaries are also subject to business tax at a rate of 5% on sales related to services rendered.